WRL FREEDOM ATTAINER®
VARIABLE ANNUITY
Issued Through
 WRL SERIES ANNUITY ACCOUNT
By
 WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement Dated January 17, 2003 to Prospectus Dated May 1, 2002
as Supplemented November 1, 2002 and December 31, 2002

Please use this supplement with the WRL Freedom Attainer® prospectus dated May 1, 2002, as supplemented November 1, 2002 and December 31, 2002. Please read it carefully and keep it with your May 1, 2002 prospectus, as supplemented November 1, 2002 and December 31, 2002, for future reference.

Effective at the close of business on January 24, 2003, the optional Guaranteed Minimum Income Benefit Rider is no longer available for sale. This means the Guaranteed Minimum Income Benefit Rider is not available for sale to anyone who (1) purchases a Contract after January 24, 2003; (2) did not add the Guaranteed Minimum Income Benefit Rider on or before January 24, 2003; or (3) terminates a previously added Guaranteed Minimum Income Benefit Rider, except in the case of an upgrade. If an upgrade is elected, then a new Guaranteed Minimum Income Benefit Rider available for upgrade at that time will be issued.

This supplement does not change any of the terms and conditions of any Guaranteed Minimum Income Benefit Rider added on or before January 24, 2003.

AG00382-1/2003